Exhibit 10.1

AMENDMENT NUMBER SIX TO CREDIT AGREEMENT
THIS AMENDMENT NUMBER SIX TO CREDIT AGREEMENT (this “Amendment”), dated as of April 19, 2017 is entered into by and among, on the one hand, the several banks and other financial institutions and lenders from time to time party hereto (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and, collectively, as the “Lenders”), and CITY NATIONAL BANK, a national banking association, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), and, on the other hand, ACRC LENDER LLC, a Delaware limited liability company (the “Borrower”), and in light of the following:
W I T N E S S E T H
WHEREAS, Borrower, Lenders, and Agent are parties to that certain Credit Agreement, dated as of March 12, 2014 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, Borrower has requested that Agent and Lenders make certain amendments to the Credit Agreement; and
WHEREAS, upon the terms and conditions set forth herein, Agent and Lenders are willing to make certain amendments to the Credit Agreement.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Defined Terms. All initially capitalized terms used herein and not otherwise defined herein (including the preamble and recitals hereof) shall have the meanings ascribed thereto in the Credit Agreement.
2.Amendments to the Credit Agreement.
Section 1.1 of the Credit Agreement is hereby amended and modified by adding or amending and restating in their entirety, as the case may be, the following definitions in the appropriate alphabetical order:
““Borrowing Base” means, as of any date, (a) if on such date there are three (or such lesser number as otherwise agreed to by Agent) or more Pledged Investments, 66.67% of the Fair Market Value of the then extant Pledged Investments, or (b) if on such date there are less than three (or such lesser number as otherwise agreed to by Agent) Pledged Investments, $0; provided, that so long as (i) the securities issued by FL3 LLC and FL3 Ltd that are held by FL3 Holder constitute Performing Obligations, (ii) 100% of the Stock issued by FL3 Holder constitutes a Pledged Investment, (iii) FL3 Holder holds 100% of the Stock issued by each of FL3 LLC and FL3 Ltd, (iv) no Lien (other than Permitted Liens on the Assets of any Subsidiary of Borrower or Liens securing Debt evidenced by, or Liens permitted under, the FL3 Indenture) exists with respect to any of the Assets of any FL3 Entity, whether then owned or thereafter acquired by such FL3 Entity, or any income or profits therefrom, and (v) no FL3 Entity has any Debt outstanding other than Debt evidenced by or permitted under the FL3 Indenture, the Borrowing Base shall be (1) if the Fair Market Value of the Stock issued by FL3 Holder and held by Borrower is greater than or equal to $68,200,000, $50,000,000, or (2) if the Fair Market Value of the Stock issued by FL3 Holder and held by Borrower is less than $68,200,000, 66.67% of the Fair Market Value of the then extant Pledged Investments (including the Stock of FL3 Holder). For the avoidance of doubt, the Fair Market Value of the Stock issued by FL3 Holder and held by Borrower shall equal the Fair Market Value of the securities issued by FL3 LLC, FL3 Ltd or any other Subsidiary of FL3 Holder, that are held by FL3 Holder.”
3.Conditions Precedent to Amendment. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of the Amendment (such date being the “Fifth Amendment Effective Date”):
(a)    Agent shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect.
(b)    Agent shall have received the reaffirmation and consent of Guarantor attached hereto as Exhibit A, duly executed and delivered by an authorized officer of Guarantor.
(c)    After giving effect to this Amendment, the representations and warranties herein and in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date).
(d)    No litigation, inquiry, other action or proceeding (governmental or otherwise), or injunction or other restraining order prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall be pending or, to Borrower’s knowledge, overtly threatened that could reasonably be expected to have: (i) a material adverse effect on Borrower’s ability to repay the Loans or (ii) a Material Adverse Effect on Borrower.
(e)    After giving effect to this Amendment, no Event of Default or Unmatured Event of Default shall have occurred and be continuing or shall result from the consummation of the transactions contemplated herein.
(f)    All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered, executed, or recorded and shall be in form and substance reasonably satisfactory to Agent.
4.Representations and Warranties. Borrower hereby represents and warrants to Agent and the Lenders as follows:
(a)It a duly organized and validly existing limited liability company in good standing under the law of the State of Delaware and is duly qualified to conduct business in all jurisdictions where its failure to do so could reasonably be expected to have a Material Adverse Effect on Borrower.
(b)It has all requisite limited liability company power to execute and deliver this Amendment and the other Loan Documents to which it is a party, and to borrow the sums provided for in the Credit Agreement. Borrower has all governmental licenses, authorizations, consents, and approvals necessary to own and operate its Assets and to carry on its businesses as now conducted and as proposed to be conducted, other than licenses, authorizations, consents, and approvals that are not currently required or the failure to obtain which could not reasonably be expected to have a Material Adverse Effect on the Loan Parties, taken as a whole. The execution, delivery, and performance of this Amendment and the other Loan Documents to which it is a party have been duly authorized by Borrower and all necessary limited liability company action in respect thereof has been taken, and the execution, delivery, and performance thereof do not require any consent or approval of any other Person that has not been obtained (except for such consents or approvals as could not reasonably be expected to have a Material Adverse Effect on the Loan Parties, taken as a whole).
(c)The execution, delivery, and performance by Borrower of this Amendment and the other Loan Documents to which it is a party, do not and will not: (i) violate (A) any provision of any federal (including the Exchange Act), state, or local law, rule, or regulation (including Regulations T, U, and X of the Federal Reserve Board) binding on any Loan Party, (B) any order of any domestic Governmental Authority, court, arbitration board, or tribunal binding on any Loan Party, or (C) the Governing Documents of any Loan Party, or (ii) contravene any provisions of, result in a breach of, constitute (with the giving of notice or the lapse of time) a default under, or result in the creation of any Lien (other than a Permitted Lien) upon any of the Assets of any Loan Party pursuant to, any Contractual Obligation of any Loan Party, or (iii) require termination of any Contractual Obligation of any Loan Party, or (iv) constitute a tortious interference with any Contractual Obligation of any Loan Party, in each case, except as could not reasonably be expected to have a Material Adverse Effect on the Loan Parties, taken as a whole.
(d)Other than such as may have previously been obtained, filed, or given, as applicable, no consent, license, permit, approval, or authorization of, exemption by, notice to, report to or registration, filing, or declaration with, any Governmental Authority is required in connection with the execution, delivery, and performance by the Loan Parties of this Amendment or the Loan Documents to which they are a party, in each case, except as could not reasonably be expected to have a Material Adverse Effect on the Loan Parties, taken as a whole.
(e)This Amendment and the other Loan Documents to which Borrower is a party, when executed and delivered by Borrower, will constitute the legal, valid, and binding obligations of Borrower, enforceable against Borrower in accordance with their terms except as the enforceability hereof or thereof may be affected by: (i) bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors’ rights generally, and (ii) equitable principles of general applicability (whether considered in a proceeding in equity or law).
(f)No litigation, inquiry, other action or proceeding (governmental or otherwise), or injunction or other restraining order prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall be pending or, to Borrower’s knowledge, overtly threatened that could reasonably be expected to have: (i) a material adverse effect on Borrower’s ability to repay the Loans or (ii) a Material Adverse Effect on Borrower.
(g)No Event of Default or Unmatured Event of Default has occurred and is continuing as of the date of the effectiveness of this Amendment.
(h)No event or development has occurred as of the date of the effectiveness of this Amendment which could reasonably be expected to result in a Material Adverse Effect with respect to any Loan Party.
(i)The representations and warranties set forth in this Amendment, in the Credit Agreement, as amended by this Amendment and after giving effect to this Amendment, and the other Loan Documents to which Borrower is a party are true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

(j)This Amendment has been entered into without force or duress, of the free will of Borrower, and the decision of Borrower to enter into this Amendment is a fully informed decision and Borrower is aware of all legal and other ramifications of each such decision.
(k)It has read and understands this Amendment, has consulted with and been represented by independent legal counsel of its own choosing in negotiations for and the preparation of this Amendment, has read this Amendment in full and final form, and has been advised by its counsel of its rights and obligations hereunder.
5.GOVERNING LAW; JURISDICTION AND VENUE; WAIVER OF TRIAL BY JURY. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW, JURISDICTION AND VENUE, AND WAIVER OF TRIAL BY JURY SET FORTH IN SECTIONS 11.6 – 11.8 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.
6.Counterpart Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.
7.[Intentionally omitted].
8.Effect on Loan Documents.
(a)    The Credit Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document. Except for the amendments to the Credit Agreement expressly set forth herein, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect. The modifications set forth herein are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall neither excuse any future non-compliance with the Loan Documents nor operate as a waiver of any Event of Default or Unmatured Event of Default, shall not operate as a consent to any waiver, consent or further amendment or other matter under the Loan Documents, and shall not be construed as an indication that any future waiver or amendment of covenants or any other provision of the Credit Agreement will be agreed to, it being understood that the granting or denying of any waiver or amendment which may hereafter be requested by Borrower remains in the sole and absolute discretion of Agent and the Lenders. To the extent that any terms or provisions of this Amendment conflict with those of the Credit Agreement or the other Loan Documents, the terms and provisions of this Amendment shall control.
(b)    Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”,

“therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.
(c)    To the extent that any of the terms and conditions in any of the Loan Documents shall contradict or be in conflict with any of the terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.
(d)    This Amendment is a Loan Document.
(e)    The rules of construction set forth in Section 1.2 of the Credit Agreement are incorporated herein by this reference, mutatis mutandis.
9.Entire Agreement. This Amendment, and the terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersede any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written.
10.Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
11.Reaffirmation of Obligations. Borrower hereby reaffirms its obligations under each Loan Document to which it is a party. Borrower hereby further ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted, pursuant to and in connection with the Security Agreement or any other Loan Document to Agent, on behalf and for the benefit of each member of the Lender Group, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such liens and security interests, and all collateral heretofore pledged as security for such obligations, continues to be and remain collateral for such obligations from and after the date hereof. Borrower hereby further does grant to Agent, a security interest in the Collateral (as defined in the Security Agreement) in order to secure all of its present and future Obligations.
12.Ratification. Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the Loan Documents to which it is a party effective as of the date hereof and as amended hereby.
13.Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

ACRC LENDER LLC,
a Delaware limited liability company, as Borrower

By /s/ John B. Jardine
Name: John B. Jardine
Title: President and Co-Chief Executive Officer

CITY NATIONAL BANK,
a national banking association,
as Agent and as a Lender

By /s/ Brandon L. Feitelson
Name: Brandon L. Feitelson, C.F.A.
Title: Senior Vice President